SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                            FORM 8-K/Amendment No. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)     April 30, 1996


                                 MASTEC, INC.
             _______________________________________________
            (Exact Name of Registrant as Specified in Charter)


       Delaware                        0-3797                  59-1259279
 _________________________________________________________________________
  (State or Other Jurisdiction        (Commission           (IRS Employer
    of Incorporation)                File Number)      Identification No.)


   3155 N.W. 77th Avenue, Miami, Florida                       33122-0000
 _________________________________________________________________________
  (Address of Principal Executive Offices)                     (Zip Code)


    Registrant's telephone number, including area code:  (305) 599-1800

   8600 N.W. 36th Street, Miami, Florida                       33166-0000
 _________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

Item 7. Consolidated Financial Statements and Exhibits                  Page
(a)Consolidated Financial Statements of Business Acquired
     in Spanish Pesetas
   Report of Independent Accountants                                    F-3
   Consolidated Balance Sheets as of December 31, 1995 and 1994         F-4
   Consolidated Statements of Operations for the three years ended
        December 31, 1995                                               F-8
   Consolidated Statements of Cash Flows for the three years ended
        December 31, 1995                                              F-11
   Notes to the Consolidated Financial Statements                      F-12

(b) Pro forma Financial Information
   The following unaudited pro forma condensed consolidated financial
      statements are filed with this report:                            F-41
   Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996 F-42 Pro Forma Condensed Consolidated Statements of Continuing Operations:
        Three months ended March 31, 1996                               F-44
        Year ended December 31, 1995                                    F-45

            AUDITORS' REPORT ON FINANCIAL STATEMENTS



To the Shareholders
of Sintel, S.A.:

We have audited the accompanying consolidated balance sheets of SINTEL, S.A. AND SUBSIDIARIES as of December 31, 1995, and 1994, the related consolidated statements of income, and changes in shareholders' equity for each of the three years in the period ended December 31, 1995, and the cash flows for each of the two years in the period ended December 31, 1995 all expressed in Spanish Pesetas. These financial statements are responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with general accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sintel, S.A. and subsidiaries as of December 31, 1994 and 1995, and the results of their operations for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles in the United States.



Madrid, Spain
February 26, 1996

                      Sintel, S.A. and Subsidiaries
           Balance sheets as of December 31, 1995 and 1994

    Currency - Thousands of Pesetas                       Consolidated Group

ASSETS                                                1995              1994

    A) DUE FROM SHAREHOLDERS FOR UNCALLED CAPITAL         -             42,126

    B) LONG TERM ASSETS                              5,698,912       6,131,970

I.   Intangible assets                                 111,107           3,927
                                                   ------------    ------------
    Lease hold investments                              98,951            -
    Other intangible assets                             39,940           8,764
    Accumulated amortization                           (27,784)         (4,837)

II. Fixed assets (Note 6)                            2,204,842       2,516,120
                                                   ------------    ------------
    Land and buildings                                 722,251         690,625
    Technical installations and machinery              888,181         998,091
    Furniture                                          442,829         422,443
    Computer hardware                                  559,352         817,619
    Tools                                            1,065,920         997,039
    Vehicles                                         1,364,289       1,360,075
    Meter-reading equipment                          1,407,954       1,492,365
    Accumulated depreciation                        (4,245,934)     (4,262,137)

III Investments (Note 7)                             3,382,963       3,611,923
                                                   ------------    ------------
    Holdings carried by the equity method (Note 5)     238,929         412,532
    Other investments                                    9,932         256,289
    Loans to Telefonica Group companies (Note 18)    2,035,445       2,134,122
    Other loans                                        827,472         672,233
    Prepaid taxes (Note 15)                            839,493         661,468
    Long-term deposits and financial guarantees         36,569          57,580
    Allowances                                        (604,877)       (582,301)

    C) DEFERRED EXPENSES                               121,435          31,196

                   Sintel, S.A. and Subsidiaries
           Balance sheets as of December 31, 1995 and 1994

    Currency - Thousands of Pesetas                       Consolidated Group

ASSETS                                                1995              1994

    D) CURRENT ASSETS                               33,856,022      33,083,281

I.  Inventories (Note 8)                             3,956,706       4,205,446
                                                   ------------    ------------
    Inventories                                      3,156,339       3,063,187
    Advances                                           851,522       1,200,751
    Allowances                                         (51,155)        (58,492)

II. Accounts receivable (Note 9)                    28,314,418      25,330,437
                                                   ------------    ------------
    Customer receivables                             3,585,674       8,538,227
    Receivable from Group companies,
         Telefonica (Note 18)                       21,269,306      16,116,345
    Receivable from associated companies,
         Telefonica Group (Note 18)                  3,040,219            -
    Receivable from associated companies,
         Sintel Group (Note 18)                          3,391          17,326
    Sundry accounts receivable                         423,664         715,592
    Employee receivables                               209,904         211,794
    Taxes receivables (Note 15)                        359,860         512,689
    Allowances for doubtful accounts                  (577,600)       (781,536)

III Short-term investments                           1,062,594       2,955,358
                                                   ------------    ------------
    Loans to Telefonica group companies (Note 18)      407,513       2,675,833
    Loans to Sintel group and associated
         companies (Note 18)                            90,734         310,548
    Other loans                                        535,543         268,285
    Short-term deposits and guarantees provided         28,804           8,126
    Allowances (Note 18)                                  -           (307,434)

IV. Cash                                               395,334         286,853

V.  Prepaids expenses                                  126,970         305,187
                                                   ------------    ------------
     TOTAL ASSETS (A+B+C+D)                         39,676,369      39,288,573
                                                   ============    ============












The accompanying Notes 1 to 20 are an integral part of these consolidated balance sheets.

                            Sintel, S.A. and Subsidiaries
                   Balance sheets as of December 31, 1995 and 1994


    Currency - Thousands of Pesetas                       Consolidated Group

    SHAREHOLDERS' EQUITY AND LIABILITIES              1995              1994

    A) SHAREHOLDERS' EQUITY (Note 10)                2,243,876       2,438,208

I.  Share capital                                    3,100,000       1,100,000

II. Other reserves                                     260,046       1,745,187
                                                   ------------    ------------
    Unrestricted reserves                            4,062,334       4,253,434
    Restricted reserves                                321,190         321,190
    Prior years' losses                             (4,123,478)     (2,829,437)

III Reserves at companies consolidated by the global
        integration method                             883,427         534,973

IV. Reserves at companies carried by the
        equity method                                   11,313        (185,732)

V.  Translation differences                            (27,401)         19,997
                                                   ------------    ------------
    Companies consolidated by the global
       integration method                              (23,527)         22,184
    Companies carried by the equity method              (3,874)         (2,187)

VI. Loss                                            (1,983,509)       (776,217)
                                                   ------------    ------------
    Consolidated loss                               (1,829,823)       (442,725)
    Income attributted to minority interests          (153,686)       (333,492)

    B. MINORITY INTERESTS (Note 11)                  1,131,681         971,076

    C. DEFERRED INCOME                                   1,409         106,873

    D. ACCRUED LIABILITIES (Note 12)                 2,795,839       2,483,412

    E. LONG-TERM DEBT                                9,600,464      13,008,857

I.  Bonds (Note 13)                                       -          2,021,874

II. Payable to banks (Note 14)                         175,762            -

III Payable to Telefonica group and
      associated companies (Notes 14 and 18)         7,909,237      10,209,194
    Payable to Sintel group and
      associated companies (Notes 14 and 18)              -             65,339

IV. Other long-term payables                         1,515,101         712,450
                                                   ------------    ------------
    Accrued taxes payable (Note 15)                  1,454,290         712,450
    Other accounts payable                              60,811            -

V.  Uncalled capital payments payable                      364            -

                            Sintel, S.A. and Subsidiaries
                   Balance sheets as of December 31, 1995 and 1994


    Currency - Thousands of Pesetas                       Consolidated Group

    SHAREHOLDERS' EQUITY AND LIABILITIES              1995              1994

    F. CURRENT LIABILITIES                          23,659,864      20,280,147

I.  Bonds (Note 13)                                  2,044,231          22,500

II. Payable to banks                                 3,911,900       4,462,908
                                                   ------------    ------------
    Loans and other debts (Note 14)                  3,757,136       4,331,825
    Interest payable                                   154,764         131,083

III Payable to Telefonica and Sintel group and
      associated companies                             913,582         459,179
                                                   ------------    ------------
    Payable to Telefonica group companies (Note 18)    459,075         221,223
    Payable to Sintel group companies (Note 18)           -             13,711
    Payable to Telefonica associated companies         451,584         224,199
    Payable to Sintel associated companies               2,923              46

IV. Trade accounts payable                          14,274,828      12,459,101
                                                   ------------    ------------
    Billings in excess of cost (Note 18)             2,033,540       1,946,795
    Payable for purchases or services                5,758,161       6,400,638
    Notes payable                                    6,483,127       4,111,668

V.  Other nontrade payables                          2,515,323       2,876,459
                                                   ------------    ------------
    Accrued taxes payable (Note 15)                  1,498,196       1,906,920
    Compensation payable                               872,825         854,217
    Other accounts payable                             144,302         115,322

    G.  ACCRUED LIABILITIES (Note 18)                  243,236            -
                                                   ------------    ------------
    TOTAL SHAREHOLDERS' INVESTMENT AND
        LIABILITIES (A+B+C+D+E+F+G)                 39,676,369      39,288,573
                                                   ============    ============














The accompanying Notes 1 to 20 are an integral part of these consolidated balance sheets.

                          Sintel, S.A. and Subsidiaries
                         Consolidated statements of operations
               for the years ended December 31, 1995, 1994 and 1993

    Currency - Thousands of Spanish Pesetas                                   Consolidated Group

    DEBITS                                                                       1995       1994       1993
    EXPENSES

    Reduction in inventories                                                           -  1,642,983  1,051,534

    Procurements                                                              22,959,908 19,857,220 22,552,133
                                                                             ----------------------------------
    Purchases from Telefonica Group companies (Note 18)                           89,296      3,625      7,131
    Purchases                                                                  2,774,693  1,606,735  2,545,221
    Variation in raw materials and other supplies                                (62,293)    16,899      2,167
    Work performed by Telefonica group companies (Note 18)                         2,157     66,258          -
    Work performed by other companies                                         20,156,055 18,163,703 19,997,614

    Personnel expenses (Note 18)                                              20,206,569 16,931,124 19,971,548

    Period depreciation and amortization                                         612,246    642,159    620,895
                                                                             ----------------------------------
    Intangible assets                                                             21,204      1,688      1,496
    Tangible fixed assets                                                        566,770    639,395    608,024
    Deferred charges                                                              24,272      1,076     11,375

    Variation in operating provisions                                              2,912    169,245     45,412
                                                                             ----------------------------------
    Variation in inventory provisions                                             (6,380)    (1,427)       983
    Variation in other operating provisions                                        9,292    170,672     44,429

    Other operating expenses                                                   4,311,377  4,072,481  3,285,822
                                                                             ----------------------------------
    Outside services from Telefonica group companies (Note 18)                   606,110    108,147        702
    Outside services                                                           3,465,938  2,932,172  1,766,965
    Taxes other than income tax                                                  166,248    494,887    294,367
    Other current operating expenses                                              73,081    537,275  1,223,788

I.  OPERATING INCOME                                                                   -    438,310          -

    Other financial expenses on debts to Telefonica group companies (Note 18)    948,027    984,935    360,250
    Other financial expenses on debts                                          1,227,185    791,447  1,822,685

    Variation in financial investment provisions                                       -          -          -

    Exchange losses                                                              302,251    411,275     25,054

II. FINANCIAL INCOME                                                                   -          -          -
                                                                             ----------------------------------
    Share in losses of companies carried by the equity method                          -          -     11,243
                                                                             ----------------------------------

                          Sintel, S.A. and Subsidiaries
                         Consolidated statements of operations
               for the years ended December 31, 1995, 1994 and 1993

    Currency - Thousands of Spanish Pesetas                                   Consolidated Group
                                                                                 1995       1994       1993

III INCOME FROM ORDINARY ACTIVITIES                                                    -          -          -
                                                                             ----------------------------------
   Losses on sale fixed assets                                                    98,307     50,395          -
                                                                             ----------------------------------
    Extraordinary expenses and losses (Note 18)                                  281,218    173,466    586,673
                                                                             ----------------------------------
IV. EXTRAORDINARY INCOME                                                               -          -          -
                                                                             ----------------------------------
V.  INCOME BEFORE TAXES                                                                -          -          -
                                                                             ----------------------------------
    Corporate income tax                                                        (821,125)  (252,527)  (214,210)
                                                                             ----------------------------------
VI. CONSOLIDATED INCOME                                                                -          -          -
                                                                             ----------------------------------
    Income attributed to minority interests                                            -          -          -
                                                                             ----------------------------------
VII.INCOME FOR THE YEAR                                                                -          -          -
                                                                               ================================




























The accompanying Notes 1 to 20 are an integral part of these consolidated statements of operations.

                    Sintel, S.A. and Dependent Companies
                    Consolidated statements of operations
            for the years ended December 31, 1995, 1994 and 1993

    Currency - Thousands of Spanish Pesetas                              Consolidated Group

    CREDITS                                                          1995           1994           1993

    REVENUE
    Total net sales                                                47,031,888     43,455,710     46,676,818
                                                                  ------------   ------------   ------------
    Net sales to Telefonica group companies (Note 18)              30,841,221     22,798,268     39,056,673
    Net sales and services rendered                                16,190,667     20,657,442      7,620,145

    Increase in inventories                                           202,330              -              -

    Other operating revenues                                          110,598        297,812        294,054
                                                                  ------------   ------------   ------------
    Sundry and other current operating revenues                        75,597        243,340        268,483
    Subsidies                                                          35,001         54,472         25,571

I.  OPERATING LOSS                                                    748,196              -        556,472

    Revenues from other securities and loans                          267,699        578,754        516,418
                                                                  ------------   ------------   ------------
    Telefonica group companies (Note 18)                               30,408        214,743        208,148
    Other companies                                                   215,696        363,486        306,484
    Other interest and similar revenues                                21,595            525          1,786

    Exchange gains                                                     30,802        326,488        400,357

II. FINANCIAL LOSS                                                  2,178,962      1,282,415      1,291,214

    Share in income of companies carried by the equity method         281,947        372,454              -

III LOSS ON ORDINARY ACTIVITIES                                     2,645,211        471,651      1,858,929

    Gains on fixed asset disposals                                     28,957            260          2,062

    Extraordinary revenues (Note 18)                                  344,831              -         49,092

IV. EXTRAORDINARY LOSS                                                  5,737        223,601        535,519

V.  LOSS BEFORE TAXES                                               2,650,948        695,252      2,394,448

VI. CONSOLIDATED LOSS                                               1,829,823        442,725      2,180,238

    Income attributed to minority interests (Note 11)                 153,686        333,492        532,260
                                                                  ------------   ------------   ------------
VII LOSS FOR THE YEAR                                               1,983,509        776,217      2,712,498
                                                                  ============   ============   ============

The accompanying Notes 1 to 20 are an integral part of these consolidated statements of operations.

               Sintel, S.A. and Subsidiaries
           Consolidated statements of cash flow
   for the years ended December 31, 1995, 1994 and 1993

   Currency - Thousands of Spanish Pesetas               Consolidated Group
                                                              1995           1994           1993
  Cash flows from operating activities:
  Net loss                                                    (1,983,609)      (776,217)    (2,712,498)
  Adjustments to reconcile net loss to cash (used)
  provided by operating activities:
  Depreciation and amortization                                  587,974        641,083        609,520
  Movements in financial investments provisions                   22,576              0         (1,113)
  Minority interest                                               66,182        378,172        592,904
  Loss (gain) on sale of assets                                   69,350         50,135         (2,062)
  Changes in assets and liabilities net of effect of
  acquisitions and divestitures:
  Accounts recivable-net and unbilled revenue                 (2,983,981)     2,442,149      6,210,468
  Inventories                                                    248,740        629,742        911,222
  Short-term investments                                       1,892,764        (36,333)      (446,892)
  Prepaids                                                       178,217       (144,277)       (88,249)
  Bonds                                                        2,021,731           (140)      (193,090)
  Payable to banks                                              (551,008)      (890,328)    (8,224,120)
  Payable to group  and associated companies                     454,403       (474,080)      (424,181)
  Trade accounts payable                                       1,815,727       (480,060)    (2,476,627)
  Other nontrade payables                                       (361,136)    (1,043,393)      (606,754)
  Accrued liabilities                                            243,236              0           (286)
                                                              -----------   ------------   ------------
  Net cash (used) provided by operating activities             1,721,166        296,453     (6,851,758)
                                                              -----------   ------------   ------------
  Cash flows from investing activities:
  Due from shareholders for uncalled capital                      42,126        (42,126)             0
  Intangible assets                                             (128,384)          (875)             0
  Cash paid for acquisitions of fixed assets                    (471,125)      (523,000)      (341,762)
  Proceeds from sale of fixed assets                             146,283         14,540          5,349
  Cash paid for investments                                   (2,018,391)    (1,477,204)    (1,901,000)
  Proceeds from sale of investments                            2,224,775        380,626        598,638
  Deferred expenses                                              (90,239)       (31,196)        23,640
  Deferred income                                               (105,464)      (216,152)      (192,433)
  Accrued liabilities                                            312,427       (452,375)       797,544
  Long term debt                                              (3,408,393)     1,661,568      8,334,599
  Share capital                                                2,000,000              0              0
  Start up cost                                                  (23,000)             0              0
  Sintelar 1994 adjustment.                                      (47,744)             0              0
  Translation differences                                        (47,398)       (45,626)             0
  Absorption of SAC losses                                             0       (145,811)             0
  Others                                                           1,842          2,325        122,955
                                                              -----------   ------------   ------------
  Net cash provided by investing activities                   (1,612,685)      (875,306)      7,447,530

  Net increase in cash and cash equivalents                      108,481      (578,853)        595,772
  Cash beginning of period                                       286,853        865,706        269,934
                                                              -----------   ------------   ------------
  Cash end of period                                             395,334        286,853        865,706
                                                              ===========   ============   ============

The accompanying Notes 1 to 20 are an integral part of these consolidated
    statements of cash flow.                                      Page 11 of 49

                          NOTES TO FINANCIAL STATEMENTS



NOTE 1. SUBSIDIARIES AND ASSOCIATED COMPANIES


      SISTEMAS E INSTALACIONES DE TELECOMUNICACION, S.A. ("SINTEL, S.A." or the "Company"), was incorporated on February 8, 1950 under the name of LIENA, S.A. and adopted its present name, on May 2, 1975. Its registered offices are at calle Arte 21, Madrid.

      Sintel, S.A. engages mainly in the design and performance of projects and operations of all kinds related to telecommunication and electricity networks and systems.

     The detail of the Company's subsidiaries and affiliates is as follows:

                                  Consolidation
                     Line of Business                   Method   % of Ownership

SUBSIDIARIES                                                      1995   1994
Sintelar           Telecommunication instalations(1) Consolidated    50%    50%
Sintel Venezuela   Telecommunication instalations(2) Consolidated 99.99% 99.99%
Sintel Peru        Telecommunication instalations(3) Consolidated    38%    38%
Cotronic           Telecommunication instalations(4) Consolidated    51%    49%
Incosa             Telecommunication instalations(5) Consolidated  51.1%    49%


AFFILIATED COMPANIES
Sietel             Telecommunication instalations(6) Equity method   50%    50%
Sintel-Abengoa
 Servicios. 2.000  Telecommunication instalations(7) Equity method   50%    50%
Sinaben Multimedia Multimedia teleco.  network(8) Equity method      50%    --
Inalca             Telecommunication instalations(9) Equity method   --     44%
Sistemas Avanzados
 de Control        Telecommunication instalation(10) Equity method   --  42.12%

     The registered offices of the foregoing companies are the following:

Sintelar: C/Carlos Pellegrini 1163. BUENOS AIRES (ARGENTINA)
Sietel: C/ Mac-Iver 125 piso 12. SANTIAGO DE CHILE (CHILE)
Sintel-Abengoa, Servicios 2000: C/ Infante D. Carlos 16, 2 D, SEVILLA (SPAIN). Sintel Venezuela: 2 Avda. Campo Alegre, Quinta n 11 CARACAS (VENEZUELA)
Sintel Peru: Avda. Jose Pardo, 601 LIMA (PERU).
Sinaben Multimedia: c/ Arte, 21, MADRID (SPAIN).
Cotronic: C/ Competa 6, Edificio Milton 10-A, MALAGA (SPAIN).
Incosa: Poligono de Pocomaco, parcela A-2 Nave I, LA CORUNA (SPAIN).
Inalca: C/ Ramon y Cajal s/n. LA CAVA DELTEBRE, (TARRAGONA) (SPAIN).
Sistemas Avanzados de Control: C/ Estudio 3, ARAVACA (MADRID) (SPAIN).

(1) and (3) Consolidated since Telefonica de Espana, S.A. has an indirect holding in the company and, therefore, effective control is exercised by virtue of holding a majority of the voting rights in the Board of Directors.

(2), (4) and  (5) Consolidated since Sintel has a majority of the voting rights.

(6), (7), (8),
(9) and (10)    Carried  by the equity method since Sintel exercises significant management influence.

      The data in the foregoing tables were furnished by the Group companies and their net worth position is disclosed in their audited financial statements, except for Sintel Abengoa, Servicios 2.000 A.I.E. and Sinaben Multimedia, which did not fall within the minimum statutory audit requirements as of December 31, 1995 and 1994.

      In view of the political and economic situation in Venezuela, the Venezuelan government has intervened to control the outflow of foreign currencies. This situation, together with the devaluation of the bolivar, gave rise to a significant loss in the translation at year-end exchange rates of Sintel Venezuela's foreign currency balances with the Parent Company Sintel S.A. Management of the Company considers that the situation will be remedied in the short run.

      The Company's sole shareholder is Telefonica de Espana, S.A. Consequently, as required by (Spanish corporation law) section 23 of the Second Additional Provision of Limited Liability Companies Law 2/1995, which makes the legal system stipulated for sole-shareholder limited liability companies applicable to sole-shareholder corporations, the Company:

 Registered the status and identity of the shareholder of the sole-shareholder company in the Mercantile Register.
 Keeps an updated register-book of any contracts entered into with the sole shareholder, which is periodically legalized in the Mercantile Register.

      The contracts between Sintel, S.A. and Telefonica de Espana, S.A. ("Telefonica")in 1995 were mainly of two kinds: comprehensive service contracts and individual project or service contracts, which are awarded by public call for tenders. The detail, by type, of the comprehensive service contracts is as follows:

     Contract           Expiration          Economic Conditions

- - Lines and Cables           12/31/98 -  Price per certified scale point,
                                          variable based on province
                                      -  May be terminated by either party
                                          in September 1997
- - Wiring system and trenches 12/31/97 -  Price  per  certified scale  point, variable based on province
- - Single line                12/31/96 -  Price per certified scale point,
                                          variable based on province
- - Multi-line                 04/30/96 -  Price per certified scale point

  The transactions with Telefonica in 1995 and 1994 are detailed in Note 18.2.

NOTE 2. PROPOSED ALLOCATION OF THE PARENT COMPANY'S LOSS


     The Company's directors will propose at the Shareholders' Meeting that the 1995 loss be allocated to "Prior Years' Losses".

    The 1994 loss was allocated to "Prior Years' Losses".



NOTE 3. BASIS OF PRESENTATION OF THE FINANCIAL STATEMENTS



  A) The accompanying consolidated financial statements were prepared from the accounting records of Sintel and of its Subsidiaries (see Note 1), whose respective financial statements were prepared by the directors of each company in accordance with the Spanish National Chart of Accounts as approved by Royal Decree dated December 20, 1990 and Royal Decree 1815/1991 and, accordingly, they give a true and fair view of the net worth, financial position and results of the Sintel Group. The accompanying consolidated financial statements as of December 31, 1995, were prepared by the directors of Sintel, S.A., according to the structure of with the Spanish National Chart of Accounts and were adapted to US GAAP.

  B) Accounting principles

     The consolidated financial statements were prepared in accordance with the accounting principles of prudence, going concern, cost, accrual basis, revenue and expense matching, no offset, consistency and materiality. The income from projects is recognized as explained in Note 4 since it is a more appropriate way to present a true and fair view of the net worth, financial position and results of the Sintel group.

  C) Consolidation principles

     The companies at which there is effective control in their representation and decision-making bodies were consolidated by the global integration method; those in which there is significant influence but not ownership of a majority of the voting rights were consolidated by the equity method

     All significant accounts and transactions between consolidated companies were eliminated in consolidation.

     The equity of minority interests in stockholders' equity and results of the consolidation of affiliates is presented under the "Minority Interests" and "Income Attributed to Minority Interests" captions in the consolidated balance sheet and consolidated statement of operation, respectively (see
     Note 11).

     The effect of inclusion, by the equity method, of the holdings in associated companies in the consolidated balance sheets is reflected under the "Reserves at Companies Carried by the Equity Method" and "Share in the Income/Losses of Companies Carried by the Equity Method" captions, as appropriate.

     The accompanying consolidated financial statements do not include the tax effect of the incorporation of the subsidiaries' reserves to the Sintel consolidated annual accounts, due to the fact that the reserves have not been transferred and will not be distributed at the end of the period, and will be used as a financing source of the subsidiaries to reduce their indebtness.

D)   Comparative information

     The following companies were included in consolidation for the first time in 1995 and 1994:


              Company                   Registered Offices

    1995 :
      Group and multigroup companies
        SINABEN MULTIMEDIA A.I.E.       C/ ARTE, 21 MADRID (SPAIN)


    1994 :
      Group and multigroup companies
        SINTEL VENEZUELA                22. AVDA. CAMPO ALEGRE QUINTA
                                        No. 11 CARACAS (VENEZUELA)

        SINTEL PERU                     AVDA.  JOSE  PARDO,  601  LIMA (PERU)


     Also, the following companies were excluded from consolidation in 1995 as a result of sale:


          Company                      Registered Offices

    1995 :
     Associated companies:
       INALCA, S.A.                    C/  RAMON  Y CAJAL,  S/N  LA CAVA
                                       DELTEBRE (TARRAGONA) (SPAIN)

       SISTEMAS AVANZADOS DE CONTROL   C/  ESTUDIO,  3, ARAVACA (MADRID)


     The companies excluded from consolidation in 1995 contributed in 1994 losses of approximately Ptas. 255,727,000 to the "Companies Carried by the Equity Method" caption and approximately Ptas. 96,406,000 of results.

NOTE 4. VALUATION STANDARDS

               The valuation criteria used by the Company were as follows:

     A) Standardization of items.
        The financial statements of the individual companies have been formulated following homogeneous accounting principles. For those companies where different principles have been used, the corresponding adjustment was done in the process of consolidation, in order to present the annual consolidated accounts on a homogeneus basis.

     B) Adjustment of balance sheets of foreign companies.
        The items in the balance sheet and income statement of foreign companies are adjusted, before being translated to pesetas, for the effects of the changes in prices, in accordance with the rules applicable for these purposes in the country where the foreign company is located.

     C) Translation methods (year-end exchange rates)
        The financial statements of the foreign Group companies were translated to pesetas at the exchange rates ruling at year-end (December 31, 1995 and 1994), except for:

          1.  Capital stock, which was translated at historical exchange rates.

          2. Reserves, which were translated at the average exchange rates in the years in which they arose.

          3. Income statement balances, which were translated at the average exchange rates for the year.

        The exchange difference arising from application of this method is included under the "Shareholder's Equity - Translation Differences" caption in the accompanying consolidated balance sheets, net of the portion relating to minority interests, which is presented under the "Minority Interests" caption of the accompanying consolidated balance sheets.

     D)   Tangible fixed assets
          Tangible  fixed  assets are recorded at cost.  Expenditures  for
          repairs   and  maintenance  are  charged  to  expenses  as   incurred.
          Expenditures for betterment's and major improvements are capitalized.

          The Companies depreciate its tangible fixed assets by the straight-line method at rates based on the following years of estimated useful life:
                                                        Years of Estimated
          ASSET                                             Useful Life

          Buildings and other structures (brand new assets)      50
          Buildings and other structures (second hand assets)    25
          Machinery                                               7
          Tools                                                   3
          Vehicles                                                7
          Furniture                                              10
          Computer hardware                                       4
          Meter-reading equipment                                10
          Installations                                          14

     E)   Other loans granted

          The balance of the "Financial Investments - Other Loans" caption relates basically to Sintelar's long-term receivables from its customer Telecom.

     F)   Inventories

          Inventories (raw materials and other supplies) are valued at the lower of average cost or market. "Work-in-Process" and "Completed Work" are carried at cost of the allocated items (mainly direct labor and outsourced services)

          Obsolete, defective and slow-moving inventories have been reduced to net realizable value.

     G)   Subsidies

          Operating subsidies are credited to the statement of operations in the year in which they are granted. The subsidies granted in 1995 and 1994 relate basically to social security allowances for training courses.

     H)   Liability for pensions

          In 1990 the Parent Company Sintel, S.A. reached an agreement with its employees in connection with the pension commitments established by the collective labor agreement and the internal regulations. Under this agreement, a pension plan was set up at Gestion de Prevision y Pensiones, S.A. (Argentaria). The Company undertook to make annual contributions of 2.384% of the fixed compensation (2% for employees who joined the Company after November 4, 1990).

          The liability registered by the Company as of December 31, 1990, to cover all the liabilities incurred in this regard at that date, amounted to approximately Ptas. 2,133,521,000, based on the calculations by independent actuaries, using individual capitalization techniques and an assumed interest of 6%. Under the financial rebalancing plan set up with Gestion de Prevision y Pensiones, S.A. (Argentaria), approximately Ptas. 470,000,000 were contributed to this Company in 1990, and the remaining amounts incurred at that date and the related interest were to be paid over 33 years, as agreed in the plan.

          Contributions to the fund in 1995 amounted to approximately Ptas. 81,684,000 (approximately Ptas. 78,542,000 in 1994), in accordance with the financial rebalancing plan mentioned above, and approximately Ptas. 53,875,000, to cover the unamortized amounts for past services of employees who left the Company due to retirement, disability or death in 1995.

         Additionally, Ptas. 106,838,000 have been recorded to cover the financial expenses due to the amounts pending to be paid to Gestion de Prevision y Pensiones, S.A. for the past services.

          Approximately Ptas. 178,813,000 were paid in 1995 (Ptas. 190,349,000 in 1994) and recorded under "Personnel Expenses" relating to current obligations for the year.

     I)   Other provisions for contingencies and expenses

          This relates to the estimated amount required for probable or certain third-party liability arising from litigation in progress or from outstanding indemnity payments or obligations of undetermined amount, and guarantees provided by the Company. This provision is recorded when the contingency or obligation giving rise to the indemnity or payment arises.

     J)   Extraordinary long-service bonus

          Under the collective labor agreement in force, the Parent Company Sintel, S.A. is required to pay an extraordinary bonus equal to one month's current salary to employees reaching 25 years of uninterrupted service at the Company. As of December 31, 1995, the Company had recorded a provision of approximately Ptas. 245,196,000 for the liability incurred in this connection through that date, which is included under the "Accrued liabilities long term" caption on the accompanying balance sheet. As of December 31, 1994, the Company had recorded a provision of approximately Ptas. 230,657,000 in this connection.

     K)   Corporate income tax

          The expense for corporate income tax of each year is calculated on the basis of book income before taxes, increased or decreased, as appropriate, by the permanent differences from taxable income, net of tax relief and tax credits. The corporate income tax expense was recorded taking into account, where applicable, the resolutions adopted by Telefonica based on the ICAC resolution dated April 30, 1992, establishing the criteria for the recording of corporate income tax at companies which file consolidated tax returns.

         Prepaid taxes are only recognized in assets insofar as their realization in the future is reasonably assured. The tax arising from the income obtained from sales to Telefonica de Espana, S.A. by the companies consolidated for tax purposes and pending collection from third parties is deferred for tax purposes by the Group. The effect of this deferral, arising from the aforementioned Telefonica transactions, is recorded under the "Investments - Loans to Telefonica Group Companies" and "Other Long-Term Payables- Accrued Taxes Payable" captions.

     L)   Foreign currency transactions

          Foreign currency balances are translated to pesetas at the exchange rates ruling at the balance sheet date. Exchange losses are charged to period income. Exchange gains are credited to income when they arise. At December, 31 1995, 1994 and 1993 no significant exchange gains are pending to be recorded.

     M)   Recognition of revenue and expenses

     Revenue and expenses are recognized on an accrual basis. In accordance with the accounting principle of prudence, the Company only records realized income at year-end, whereas foreseeable contingencies and losses, including possible losses, are recorded as soon as they become known.

          Revenues from projects taking over one year are valued by adding to the cost incurred the expected profit margin, which is calculated on the basis of the percentage of completion of the project proportionally between the estimated cost and the contractual selling price. If the difference between the resulting value and the billings made is positive, it is recorded in the "Customer Receivables - Unissued Billings" account under the "Accounts Receivable - Customer Receivables" and "Accounts Receivable - Receivable from Group Companies" captions. If the difference is negative, the excess billings are recorded under in the "Customer Advances" account under the "Trade Accounts Payable- billings in excess of costs" caption.

          The result on the scaled projects of the Telecommunication Networks division is estimated on the basis of the monthly percentage of completion and the sale price agreed upon with Telefonica de Espana, S.A. (under general agreements). The completed work not yet billed to Telefonica is included under the "Receivable from Group Companies - Receivable from Group Companies for Accrued Billings" caption.

          The "Customer Receivables - Unissued Billings" caption also includes the balances, valued at selling price, of services rendered and pending final billing. If losses are expected, the related provisions are recorded for their full amount.

     N)   Termination indemnities

          Under current labor regulations, Sintel, S.A. is required to make indemnity payments to employees terminated under certain conditions.

          As of December 31, 1995, management of Sintel, S.A. had reached an agreement with the workers' representatives in connection with the early retirement of 35 employees in the period 1996 through 1999. A provision of approximately Ptas. 529,524,000 was recorded in 1995 in this connection, under the caption "Personnel expenses" in the accompanying statement of operations.

NOTE 5.- HOLDINGS IN COMPANIES CARRIED BY THE EQUITY METHOD

     The movements in 1995 in this caption in the accompanying consolidated balance sheets were as follows:

                             In thousands of pesetas
                  Balance              Transfer to                                    Attribution of              Share in  Balance
                    at                 Consolidated                 Dividends           Losses to   Translation Income for    at
                  12/31/94   Additions   Companies   Sales     Suppl 95    Interim 95  Shareholders Differences  the year  12/31/95
Contronic          44,043           0     (44,043)          0         0          0            0             0         0           0
Incosa             71,997           0     (71,997)          0         0          0            0             0         0           0
S.A.C.            107,686           0           0    (107,686)        0          0            0             0         0           0
Servicios 2.000         0           0           0           0         0          0        4,768             0    (6,103)     (3,604)
Sietel            191,075           0           0           0  (180,253)   (54,007)           0        (3,331)  287,743     241,227
AIE Sinaben             0       1,000           0           0         0          0            0             0       306       1,306
- ------------------------------------------------------------------------------------------------------------------------------------
Total             412,532       1,000    (116,040)   (107,686) (180,253)   (54,007)       4,768        (3,331)  281,946     238,929
====================================================================================================================================

NOTE 6. TANGIBLE FIXED ASSETS

      The movements in 1995 in fixed asset accounts and in the related accumulated depreciation were as follows:

A) VARIATIONS IN FIXED ASSETS (COST)
                             In thousands of pesetas

                                                  Increase  Exchange
                   Balance             Retire-   (Decrease)   Rate    Balance
                      at     Additions  ments       by     Variation     at
                   12/31/94                       Transfer            12/31/95

Land and buildings  690,625    25,255      -        6,371      -       722,251
Technical
installations
and machinery       998,091    70,532  (147,291)  (23,637)  (9,514)    888,181
Furniture           422,443    14,236    (1,500)   15,741   (8,091)    442,829
Computer hardware   817,619    59,413  (329,326)   12,786   (1,140)    559,352
Tools               997,039    72,680   (30,788)   31,357   (4,368)  1,065,920
Vehicles          1,360,075    21,414   (70,780)   72,975  (19,395)  1,364,289
Meter-reading
equipment         1,492,365   207,595  (305,940)   13,941       (7)  1,407,954
- ------------------------------------------------------------------------------
Total             6,778,257  471,125   (885,625)  129,534  (42,515)  6,450,776
==============================================================================

B) MOVEMENTS IN ACCUMULATED DEPRECIATION

                             In thousands of pesetas

                    Balance                      Increase   Exchange   Balance
                       at                Amounts (Decrease)  Rate         at
                   12/31/94  Provisions   Used      by     Variation  12/31/95
                                                  Transfer

Land and buildings   86,782    10,461       -       1,146      -        98,389
Technical
installations
and machinery       500,103    99,377   (83,214)   (7,296)   (4,375)   504,595
Furniture           250,876    41,224      (896)    5,949    (2,249)   294,904
Computer hardware   663,490    43,803  (273,346)    5,393    (1,454)   437,886
Tools               891,808    65,415   (26,829)   22,531    (2,456)   950,469
Vehicles            945,965   143,644   (27,314)   53,975    (6,772) 1,109,498
Meter-reading
equipment           923,113   162,846  (298,458)   68,935    (6,243)   850,193
- ------------------------------------------------------------------------------
Total             4,262,137   566,770  (710,057)  150,633   (23,549) 4,245,934
==============================================================================

      In 1995 Sintel, S.A. reorganized its work centers. As a result, as of December 31, 1995, assets with a cost value of approximately Ptas. 677,655,000 and accumulated depreciation of approximately Ptas. 92,174,000 were not directly assigned to operations. The depreciation of these assets charged to the "Period Depreciation and Amortization - Tangible Fixed Assets" caption in 1995 amounted to approximately Ptas. 9,568,000.

     Company's management plan to rent or sale these assets to third parties.

      The items which were fully depreciated as of December 31, 1995 and 1994, were as follows:
                                            In thousands  of pesetas
                                                 1995        1994

Technical installations and machinery          100,260     142,673
Furniture                                       96,083      96,274
Computer hardware                              328,352     385,425
Tools                                          835,551     840,954
Vehicles                                       435,953     440,841
Meter-reading equipment                        357,749     378,782
                                             ----------  ----------
      Total                                  2,153,948   2,284,949


     Projected investments (including financial investments) for 1996 at Sintel, S.A. amount to approximately Ptas. 310,000,000.

     The Parent Company and the Group have taken out insurance policies to cover the possible risks to which their tangible fixed assets are subject.

NOTE 7.- FINANCIAL INVESTMENTS


    The movements in 1995 in "Financial Investments" accounts and in the related provisions were as follows:


A) VARIATIONS IN GROSS FINANCIAL INVESTMENTS :

                               In thousands  of pesetas

                  Balance                                    Exchange   Balance
                     at                                                   at
                  12/31/94 Investments Divestments Transfer Adjustment 12/31/95

Holdings carried
by the equity
method             412,532   293,817    (467,420)       -         -     238,929
Other holdings     256,289       152         (60)  (246,449)      -       9,932
Loans to group
companies        2,134,122 1,340,961  (1,420,578)   (19,060)      -   2,035,445
Other loans        672,233   164,099    (186,529)   256,656  (78,987)   827,472
Tax prepayments    661,468   202,925     (24,900)       -         -     839,493
Deposits and
guarantees          57,580    16,437     (27,241)   (10,207)      -      36,569
- -------------------------------------------------------------------------------
Total            4,194,224 2,018,391  (2,126,728)   (19,060) (78,987) 3,987,840
===============================================================================

      The transfer of approximately Ptas. 246,449,000 in 1995 from "Other Holdings" was due to the fact that the long-term loans from Sintelar to the temporary joint ventures in which it participates were transferred in 1995 to the "Other Loans" caption.

     The 1995 divestments in the "Loans to Group Companies" caption amounting to Ptas. 1,420,578,000 relate to collections made in 1995 under the supplementary contract with Telefonica de Espana, S.A. (Ptas. 200,940,000) and in connection with collections arising from this Company due to the long-term tax credit (Ptas. 1,219,638,000).


     The detail, by type of transaction, of the long-term loans to group companies is as follows:

                                               In thousands of pesetas.
                                                    1995            1994

     Receivable from Telefonica for long-term
     tax credit                                     581,155     1,216,644
     Receivable from Telefonica for long-term
     internal transactions                        1,454,290       694,484
     Receivable from Telefonica for long-term
     consolidated taxation                             -            3,094
     Receivable from Telefonica under
     supplementary contract                            -          220,000
                                                   ---------    ---------
               TOTAL                               2,035,445    2,134,222
                                                   =========    =========

B) MOVEMENTS IN FINANCIAL INVESTMENT PROVISIONS :

                             In thousands of pesetas

                             Balance              Amounts            Balance
                                at                                      at
                             12/31/94  Provisions  Used   Transfers  12/31/95

Prepaid taxes (Note 15)       582,232        -        -        -      582,232
(Nota 15)
Other companies                    69     22,576      -        -       22,645
- ------------------------------------------------------------------------------
Total                         582.301     22,576      -        -      604,877
==============================================================================
     The provisions relate to those recorded by Sintelar.

NOTE 8. INVENTORIES

     The breakdown of the balances of the Group's "Inventories" caption as of December 31, 1995 and 1994, is as follows:

                                        In thousands of pesetas

                                           1995        1994
Raw materials and other supplies          305,782     412,781
Work-in-process                         2,360,648   2,226,440
Completed work                            489,909     423,966
Allowance                                 (51,155)    (58,492)
Advances to suppliers                     851,522   1,200,751
                                        ----------  ----------
              TOTAL                     3,956,706   4,205,446
                                        ==========  ==========

NOTE 9. ACCOUNTS RECEIVABLE

     The balances as of December 31, 1995 and 1994, are as follows:

                                                 In thousands of pesetas
                                                     1995               1994

Customer receivables                             3,585,674           8,538,227
                                               ------------        ------------
     Customer receivables                        3,509,301           5,294,665
     Customer receivables for accrued billings      76,373           3,243,562

Receivable from Group companies,Telefonica      21,269,306          16,116,345
                                               ------------        ------------
    Receivable from Group companies (Note 18)   20,810,257          15,742,644
    Receivable from Group companies
      for accrued billings (Note 18)               459,049             373,701

Receivable from associated companies,
     Telefonica Group (Note 18)                  3,040,219                 -
Receivable from associated companies,
     Sintel Group (Note 18)                          3,391              17,326
Sundry accounts receivable                         423,664             715,592
Employee receivables                               209,904             211,794
Tax receivables                                    359,860             512,689
Allowances for doubtful accounts                  (577,600)           (781,536)
                                                -----------         -----------
                     TOTAL                      28,314,418          25,330,437

NOTE  10. SHAREHOLDER'S EQUITY

     The movements in equity accounts in 1995 and 1994 were as follows:


                              In thousands of pesetas

                                                         Allocation of Loss
                                               ----------------------------------
                                                 Other                           Distribution          Transfer  Transfer
                                                Reserves                         of Dividends            due to   due to
                                                 of the    Reserves at              within              Changes    Sales   Balance
                        Balance at     Other  Controlling Consolidated   Gross       the   Loss for      in        of        at
                        12/31/94    Variations  Company    Companies    Dividends   Group   the Year   Holdings Holdings 12/31/95
Subscribed capital
   stock                1,100,000    2,000,000         -        -         -         -          -       -           -     3,100,000
Unrestricted reserve    4,253,434         -            -        -         -         -          -       -       (191,100) 4,062,334
Legal reserve             220,000         -            -        -         -         -          -       -           -       220,000
Restricted reserve        101,190         -            -        -         -         -          -       -           -       101,190
Prior years' losses    (2,829,437)     (23,000)  (1,315,222)    -     (158,490)  202,671       -       -           -    (4,123,478)
Reserves at companies
consolidated by the
global method             534,973      (47,744)        -     356,300      -      (22,417)      -     62,315        -       883,427
Reserves at
companies carried by
the equity method        (185,732)       3,124      256,838  162,764   (78,407) (180,254)      -    (62,315)       -        11,313
Translation
differences in
consolidation              19,997      (47,398)        -        -         -         -          -       -           -       (27,401)
Loss for the year        (776,217)        -         776,217     -         -         -    (1,983,509)   -           -    (1,983,509)
- -----------------------------------------------------------------------------------------------------------------------------------
     TOTAL              2,438,208    1,884,982     (282,167) 519,064  (236,897)     -    (1,983,509)   -        (95,805) 2,243,876
===================================================================================================================================

                                                         Allocation of Loss
                                              ----------------------------------
                                                 Other                           Distribution          Transfer  Transfer
                                                Reserves                         of Dividends            due to   due to
                                                 of the    Reserves at              within              Changes    Sales   Balance
                        Balance at     Other  Controlling Consolidated   Gross       the   Loss for      in        of        at
                        12/31/93    Variations  Company.   Companies    Dividends   Group   the Year   Holdings Holdings 12/31/94
Subscribed capital
   stock                1,100,000         -            -        -         -         -          -       -           -     1,100,000
Unrestricted reserve    4,061,243        1,091      191,100     -         -         -          -       -           -     4,253,434
Legal reserve             220,000         -            -        -         -         -          -       -           -       220,000
Restricted reserve        101,190         -            -        -         -         -          -       -           -       101,190
Prior years' losses       337,251         -      (2,987,927)    -     (337,251)  158,490       -       -           -    (2,829,437)
Reserves at companies
consolidated by the
global method               1,479        1,143           90  532,261      -         -          -       -           -       534,973
Reserves at
companies carried by
the equity method         229,340     (145,811)      36,306  (11,245) (158,490)     -          -       -           -      (185,732)
Translation
differences in
consolidation              19,997      (47,398)        -        -         -         -          -       -           -        19,997
Loss for the year      (2,712,498)        -       2,712,498     -         -         -      (776,217)   -           -      (776,217)
- -----------------------------------------------------------------------------------------------------------------------------------
     TOTAL              3,403,628     (189,203)     (47,933) 521,016  (473,083)     -      (776,217)   -           -     2,438,208
===================================================================================================================================

  As of December 31, 1995, the Company's capital stock consisted of 3,100,000 fully subscribed and paid registered shares of Ptas. 1,000 par value each. As of December 31, 1994, the capital stock consisted of 1,100,000 fully subscribed and paid registered shares of Ptas. 1,000 par value each. The capital increase carried out in 1995 is in the process of registration in the Commercial Register.

      The companies and individuals outside the Group or related to Sintel, S.A. through common shareholders with an ownership interest of 10% or more in any Group company are as follows:

December 31, 1995

 Shareholders       Investee        Percentage of
                                      Ownership
T. Internacional    Sintelar             25
C.H.S.              Sintelar             25
T. Internacional    Sintel Peru          25
Grana y Montero     Sintel Peru          37
Antonio Soto        Incosa              16.3
Jose Doval          Incosa              16.3
Antonio Di Lello    Cotronic             26
Gines Ramis         Cotronic            12.5
Julio J. Rodriguez  Cotronic            10.5
Iecsa-Sideco        Sietel               50
Abengoa             Servicios 2.000      50
Abengoa             Sinaben M.           50

     Under the Corporations Law, as amended, 10% of income for each year must be transferred to the legal reserve until the balance of this reserve reaches at least 20% of capital stock.

      The legal reserve can be used to increase capital provided that the remaining reserve balance does not fall below 10% of the increased capital stock amount.

      Except as mentioned above, until the legal reserve exceeds 20% of capital stock, it can only be used to offset losses, provided that sufficient other reserves are not available for this purpose.

      The breakdown of the reserves, and loss for the year relating to the Group of consolidated companies, and translation differences is as follows at December 31, 1995:

                             In thousands of pesetas

              Reserves At     Reserves at
               Companies       Companies
             Consolidated      Carried by        Income
                By The            the            (Loss)         Translation
             Global Method    Equity Method    for the Year     Differences

Sintel               -             -            (2,328,070)           -
Sintelar          857,314          -               (81,875)        (36,799)
Sietel               -           11,313            287,743          (3,874)
Sintel Venezuela  (40,944)                         (28,899)         13,315
Sintel Peru       (11,948)         -               103,055             (43)
Servicios 2.000                                     (6,102)           -
Cotronic           29,908          -                29,407            -
Incosa             49,097          -                40,926            -
Inalca               -             -                  -               -
S.A.C.               -             -                  -               -
Sinaben              -             -                   306            -
- -----------------------------------------------------------------------------
 TOTAL            883,427        11,313         (1,983,509)        (27,401)
=============================================================================

   The variations in the number of shares and in their par value are as follows:

                                         Thousands of Shares
   Number of shares registered     12/31/93    12/31/94    12/31/95

Beginning balance                    1,100       1,100       1,100
New shares issued                       -           -        2,000
                                    -------     -------     -------
Ending balance                       1,100       1,100       3,100

                                                  In pesetas
                                   12/31/93    12/31/94    12/31/95

Par value of the shares at the
   end of the year                   1,000       1,000       1,000

NOTE 11.  MINORITY INTERESTS

      The movements in 1995 in this caption in the accompanying consolidated balance sheets were as follows (in thousands of Pesetas):

             Balance      (Loss)    Change                              Balance
               at       Income for    in     Translation    Other          at
             12/31/94    the Year  Holding   Differences   Variations  12/31/95

Sintelar     878,595     (81,875)      -        (51,367)     (1,551)    743,802
Sintel Peru   92,481     168,143       -         (4,742)    (29,844)    226,038
Cotronic        -         28,254     39,688        -           -         67,942
Incosa          -         39,164     54,735        -           -         93,899
- -------------------------------------------------------------------------------
Total        971,076     153,686     94,423     (56,109)    (31,395)  1,131,681
===============================================================================

   The breakdown of the balance of the "Minority Interests" caption as of December 31, 1995, is as follows (in thousands of Pesetas):



                                       Translation  (Loss) Income
              Capital Stock  Reserves  Differences   for the Year     Total

Sintelar            5,163     857,314    (36,800)       (81,875)     743,802
Sintel Peru        77,459     (19,495)       (69)       168,143      226,038
Cotronic            4,900      34,788       -            28,254       67,942
Incosa              4,890      49,845       -            39,164       93,899
- ----------------------------------------------------------------------------
  TOTAL            92,412     922,452    (36,869)       153,686    1,131,681
============================================================================

NOTE 12. ACCRUED LIABILITIES

      The breakdown of the balance of this caption as of December 31, 1995 and 1994, is as follows:

                             In Thousands of Pesetas
                                                          Amounts
                                   1994      Provisions     Used        1995

For third-party liability         292,548      91,087     (64,402)     319,233
For early  retirements               -        379,496        -         379,496
For asset/liability
position contingencies            179,572        -        (79,572)     100,000
Liability for pensions          1,780,634     106,838    (135,558)   1,751,914
Extraordinary long-
service bonus                     230,658      18,996      (4,458)     245,196
- ------------------------------------------------------------------------------
Total                           2,483,412     596,417    (283,990)   2,795,839
==============================================================================

NOTE 13. BONDS OUTSTANDING


The detail of the debentures outstanding as of December 31, 1995, and of the main features thereof is as follows (in thousands of Pesetas):


          Issue                        Par        Effective
          Date              %         Value        Amount    Redemption


          05/31/89       12.25       2,000,000    2,021,874     1996

      The accrued interest payable amounted to approximately Ptas. 22,357,000 in 1995 and Ptas. 22,500,000 in 1994. Therefore, the balance outstanding amounted to approximately Ptas. 2,044,231,000 in 1995.



NOTE 14. PAYABLE TO BANKS ENTITIES AND PAYABLE TO GROUP AND ASSOCIATED COMPANIES


14.1 These accounts are classified in the balance sheet by maturity. The balances as of December 31, 1995 and 1994, are as follows (in thousands of Pesetas):

a) Long-term
                                                1995            1994

Loans from Telefonica Group (Telfisa)        7,909,237      10,209,194
Long-term debt to Sintel Group                    -             65,339
                                           ------------    ------------
Total Payable to Group and Associated
 Companies                                   7,909,237      10,274,533
                                           ============    ============

      These balances relate to the financing received from Telfisa (a Telefonica Group Company), by virtue of the long-term financing contract entered into in 1993, at market rates with interest ranging from 8.87% to 10.22%.

      The loan from Telfisa matures on November 2, 1996. However, the Company records it at long-term since there is an agreement to automatically renew it at maturity.

     The detail of the balance of the long-term "Payable to Banks" caption as of December 31, 1995, which amounted to approximately Ptas. 175,762,000, is as follows:

                           In Thousands of Pesetas
                                          Principal
                                          Outstanding  Unused
     Bank              Maturity    Limit   or Balance  Balance
                                             Used
INCOSA :
  Banco de Galicia     05/18/97   25,000     24,739      261
  Banco de Galicia     05/18/97  135,000     77,600   57,400
  Bankinter Indefinite            50,000     45,744    4,256

COTRONIC :
  Loan from Unicaja    01/16/99   73,000     27,679
                                ---------  --------- --------
Total                            283,000    175,762   61,917
                                =========  ========= ========

b) Short-term
                                     In Thousands of Pesetas
                                  1995                    1994
     Loans received by:
     Sintel                     2,410,841             4,331,825
     Sintelar                     905,513                  -
     Cotronic                     151,038                  -
     Incosa                       221,322                  -
     Sintel Peru                   68,422                  -
                               -----------           -----------
                                3,757,136             4,331,825
                               ===========           ===========

c) Credit and discount lines

      As of December 31, 1995, the Sintel Group had the following credit and discount lines, with the limits and unused amounts detailed below:


  Credit                In Thousands of Pesetas
facilities

                                               Principal
                                               Outstanding
                       Maturity      Limit     Or Balance      Unused
                                                   Used       Balance

   SINTEL :
Atlantico              01/05/96     1,000,000     260,385      739,615
Andalucia              01/18/96       500,000     458,981       41,019
Bankinter              06/06/96     2,500,000     554,223    1,945,777
Barclays               06/10/96     1,000,000     695,756      304,244
Popular Espanol        06/22/96       500,000     450,973       49,027
Urquijo                   -                 -     (9,477)        9,477

   INCOSA :
Credit Lyonnais        10/19/96        25,000     (7,522)       32,522
B.B.V.                 09/12/96        35,000      32,486        2,514
Banco Gallego          01/05/96        15,000       3,724       11,276
Banco Simeon           10/18/96        25,000      24,331          669
Bankinter              11/07/96        25,000      23,715        1,285
Credit Lyonnais        10/19/96        85,000      71,669       13,331
B.B.V.                 09/15/96       150,000      46,546      103,454
Banco  Gallego         01/30/96        35,000       5,709       29,291
Banco Simeon           10/18/96        50,000      19,928       30,072
Slibail Iberica, S.A.  07/16/96             -         736            -
(Leasing)                 -                 -           -            -

   COTRONIC:
Loan from Unicaja         -                 -       9,231            -
Banco Herrero          02-04-96        50,000      42,875        7,125
Banco Atlantico        10-06-96       100,000      98,932        1,068

  SINTELAR:
Citibank               07-25-96       449,358     449,358            -
Bansud                 07-14-96       456,155     456,155            -

   SINTEL PERU :
Extebandes            Indefinite      242,820      68,422      174,398
                                   ----------- -----------  -----------
                Total               7,243,333   3,757,136    3,496,164
                                   =========== ===========  ===========

      The average annual interest on these credit facilities was 10.13% in 1995 (8.70% in 1994) for the Parent Company.
      The financial expenses accrued and payable by the Sintel Group as of December 31, 1995, amounted to approximately Ptas. 441,963,000, of which Ptas. 154,764,000 related to interest payable to credit entities and Ptas. 287,199,000 to interest payable to Telefonica group companies, and are included under the short-term "Payable to Telefonica Group Companies" caption.

     As of December 31, 1994, these financial expenses amounted to approximately Ptas. 347,798,000, of which Ptas. 131,083,000 related to interest payable to credit entities and Ptas. 216,624,000 to interest payable to group companies, and are included under the short-term "Payable to Telefonica Group and Associated Companies" caption.


NOTE 15. ACCRUED TAXES PAYABLE, TAX RECEIVABLES AND PREPAID TAXES

The breakdown of these captions as of December 31, 1995 and 1994 is as follows:

                                                     In Thousands of Pesetas
                                                      1995         1994

Long-term accrued taxes payable and other :
Deferred taxes on intragroup transactions            1,454,290    712,450
                                                    -----------  ---------
Total long-term accrued taxes payable                1,454,290    712,450
                                                    ===========  =========

                                                  In Thousands of Pesetas
                                                         1995       1994

Short-term accrued taxes payable and other :
Personal income tax withholdings                       228,381     211,685
VAT payable                                            681,891     941,359
Withholdings from income from financial capital
   and other                                           143,277     307,660
Accrued social security taxes                          313,604     362,650
Taxes payable abroad                                   127,869      72,690
Other government entities                                  838       3,748
Canary Islands general indirect tax                      2,336       7,128
                                                     ----------  ----------
Total short-term accrued taxes payable               1,498,196   1,906,920
                                                     ==========  ==========

                                                    In Thousands of Pesetas
                                                          1995       1994
Tax prepayments and other long-term items :

Prepaid taxes                                           839,493     661,468
Allowances                                             (582,232)   (582,232)
                                                       ---------   ---------
Total prepaid taxes net                                 257,261      79,236
                                                       =========   =========

                                                      In Thousands of Pesetas
                                                           1995       1994
Short-term tax receivables and other:
Prepaid taxes on intragroup transactions                  10,041      10,041
Social security receivables                               11,461       9,465
Sundry tax receivables (international)                   338,209     493,183
Tax withholdings and prepayments                             149           -
                                                        ---------    --------
Total short-term tax receivables                         359,860     512,689
                                                        =========    ========

NOTE 16. TAX MATTERS

      By Ministerial Order dated July 27, 1993, the Directorate-General of Taxes authorized Telefonica de Espana, S.A. to extend its consolidated taxation status for corporate income tax purposes for 1993, 1994 and 1995, as group number 24/90, which includes the Parent Company Sintel, S.A. from 1990. This authorization is conditional upon compliance with the requirements stipulated by current legislation (Royal Decree 15/1977 and Law 18/1982).

      As a result of application of the consolidated taxation system, the individual credits and debits of Sintel, S.A. for corporate income tax purposes are included in Telefonica de Espana, S.A.

      The Parent Company has the following years open for review by the tax inspection authorities for the main taxes applicable to it :


       Tax                                                 Years

Corporate income tax                               1993 and subsequent years
Local taxes                                        1991 and subsequent years
Personal income tax withholdings                   1993 and subsequent years
VAT                                                1993 and subsequent years
Transfer tax                                       1990 and subsequent years
Withholdings from income from movable capital      1993 and subsequent years

      The remaining consolidated Group companies have the last five years open for review by the tax inspection authorities for all taxes applicable to them.




NOTE 17. GUARANTEE COMMITMENTS TO THIRD PARTIES AND OTHER CONTINGENT LIABILITIES


      Sintel,  S.A. and the Group have provided guarantees for third parties  to
finance   entities,  government  agencies,  etc.,  basically  to  back   project
completion, as follows :

                                         Thousands of Pesetas
                                         12/31/95     12/31/94

Group companies                           89,830     233,068
Associated and multigroup companies    1,407,316      70,366
Other guarantees                       1,387,451   4,613,681


      The SIEMENS-SINTEL-PAGE joint venture and the SINTEHMAGREB joint venture have provided guarantees to customers for project completion amounting to approximately Ptas. 1,239,271,000 and Ptas. 437,348,000, respectively. The Parent Company is jointly and severally liable for the guarantees provided in proportion to its holdings (27.3% and 50.0%, respectively).

      Management of the consolidated companies considers that the unforeseen liabilities, if any, as of December 31, 1995, which might arise from the guarantees provided would not be material.

NOTE 18. REVENUES AND EXPENSES

18.1 The breakdown of the Consolidated Group's ordinary net sales is as follows:

                                 In Thousands of Pesetas
Geographical market           1995          1994         1993

Spain                      31,469,416    28,669,295
Venezuela                     379,935       110,827
Argentina                  12,477,556    14,536,616
Peru                        2,704,981       138,972
                          ---------------------------------------
Total                      47,031,888    43,455,710   46,676,818
                          =======================================

18.2 Transactions with Group companies

     The transactions carried out in 1994 and 1995 with Telefonica de Espana, S.A., the Telefonica Group companies and the Company's investees, and the balances as of December 31, 1995 and 1994, are as follows:

1995
In Thousands of Pesetas

                                                     Receivables
                                                     from Group                        Short-Term Long-Term               Notes
                               Work-in-  Receivables Companies Short-Term Long-Term    Payables   Payables               Payable
                             Process and    from       for      Loans to  Loans to       to         to        Billings      to
                               Completed    Group     Accrued   Group      Group        Group     Group       in excess    Group
                                Work      Companies   Billings Companies  Companies    Companies Companies    of cost    Companies
TELEFONICA                      923,453   8,244,311  (75,858)    407,513  2,035,455    140,120        -       1,281,829      -
                             ----------- ----------- --------   --------- ----------  ---------  ----------  -----------   -------
TELEFONICA GROUP
DEPENDENT COMPANIES:            314,561  12,565,946  534,907        -          -       318,955   7,909,237       26,058     1,307
                             ----------- ----------- --------   --------- ----------  ---------  ----------  -----------   -------
CABITEL                            -           -        -           -          -            13        -            -         -
ESTRATEGIAS TELEFONICAS            -             33     -           -          -          -           -              28      -
MAPTEL                             -           -        -           -          -          -           -            -         -
TELFISA                            -     10,022,668     -           -          -       287,199   7,909,237         -         -
T. SERV. MOV.                   253,598   1,685,520  476,595        -          -          -           -          25,382       909
T.S.I.P.                         46,990     124,235    2,254        -          -         1,651        -            -         -
T.S.S.                             -           -        -           -          -        29,953        -            -          398
T.S.A.I.                            118         282     -           -          -          -           -             165      -
TELEFONICA INTERN. DE ESPANA         85         533     -           -          -          -           -             459      -
TELEFONICA SISTEMAS, S.A.        13,755         884     -           -          -           139        -            -         -
CPT PERU                           -        730,036   56,058        -          -          -           -            -         -
PLAYA DE MADRID                    -            257     -           -          -          -           -            -         -
TELEF. MULTIMEDIA                  -          1,470     -           -          -          -           -            -         -
MENSATEL                             15          28     -           -          -          -           -              24      -

TELEFONICA GROUP
ASSOCIATED COMPANIES:              -      3,040,219     -           -          -          -           -            -         -
                             ----------- ----------- --------   --------- ----------  ---------  ----------  -----------   -------
TELEFONICA ARGENTINA               -      3,040,219     -           -          -          -           -            -         -

SINTEL GROUP
DEPENDENT COMPANIES:             15,382        -        -           -          -          -           -            -         -
                             ----------- ----------- --------   --------- ----------  ---------  ----------  -----------   -------
SINTEL - PERU                     4,100        -        -           -          -          -           -            -         -
SINTELAR                         11,282        -        -           -          -          -           -            -         -

SINTEL GROUP
ASSOCIATED COMPANIES:               505       3,391     -         90,734       -          -           -            -         -
                             ----------- ----------- --------   --------- ----------  ---------  ----------  -----------   -------
SINABEN                             505       3,391     -           -          -          -           -            -         -
SIETEL                             -           -        -         90,734       -          -           -            -         -
- ----------------------------------------------------------------------------------------------------------------------------------
Total                         1,253,901  23,853,867  459,049     498,247  2,035,445    459,075   7,909,237    1,307,887     1,307
==================================================================================================================================

1995
In Thousands of Pesetas


                                                    Expenses                 Revenues
                                          Work     Outside    Interest               Other Current  Financial
                             Purchases  Performed  Services  Payable on       Sales      Operaing   Revenues
                               from        by        from      Debt to         to        Revenues     from
                               Group      Group      Group      Group         Group     from Group   Group
                             Companies  Companies  Companies  Companies     Companies   Companies  Companies
TELEFONICA                         363         55    337,735     12,379     25,408,523       -        30,408
                             ----------- ----------- --------   ---------   -----------  ---------  ---------

TELEFONICA GROUP
SUBSIDIARIES:                   88,933      2,102    268,375    935,648      5,432,698      9,688       -
                             ----------- ----------- --------   ---------   -----------  ---------  ---------
TELEFONICA INTERNACIONAL          -          -           952       -             1,598       -          -
ANTARES                           -          -       166,866       -              -          -          -
PLEYADE INDUSTRIAL                -          -        84,126       -              -          -          -
CABITEL                           -           749       -          -              -          -          -
ESTRATEGIAS TELEF.                -          -          -          -             1,369       -          -
MAPTEL                            -          -          -          -             5,613       -          -
CPT - PERU                        -          -          -          -         3,131,062       -          -
PLAYA MADRID                      -          -        13,033       -               221       -          -
MENSATEL                          -          -         2,824       -              -          -          -
ST & HILO                         -          -           154       -              -          -          -
T.S.I.P.                         1,624       -          -          -           186,015       -          -
T.S.A.I.                          -          -           420       -                78       -          -
TELEFONICA SISTEMAS, S.A.          240       -          -          -             7,590       -          -
TELFISA                           -          -          -       935,648           -          -          -
TELYCO, S.A.                     1,301        440       -          -              -          -          -
TSM                               -          -          -          -         2,099,021       -          -
TSS                             85,768        685       -          -              -          -          -
TSC                               -           228       -          -              -          -          -
TS- MULTIMEDIA                    -          -          -          -               131      9,688       -
- -------------------------------------------------------------------------------------------------------------
Total                           89,296      2,157    606,110    948,027     30,841,221      9,688     30,408
=============================================================================================================

1994
                            In Thousands of Pesetas

                                                     Receivables
                                                     from Group                        Short-Term Long-Term               Notes
                               Work-in-  Receivables Companies Short-Term Long-Term    Payables   Payables               Payable
                             Process and    from       for      Loans to  Loans to       to         to        Billings      to
                               Completed    Group     Accrued   Group      Group        Group     Group       in excess    Group
                                Work      Companies   Billings Companies  Companies    Companies Companies    of cost    Companies
TELEFONICA                    1,107,137   9,064,060    366,715  2,675,053  2,134,122       3,176    -         1,453,400       -
                             ----------- ----------- --------   --------- ----------  ---------  ----------  -----------   -------
TELEFONICA GROUP
DEPENDENT COMPANIES:             38,180   6,678,584      6,986        780       -        218,047 10,209,194       5,418      9,494
                             ----------- ----------- --------   --------- ----------  ---------  ----------  -----------   -------
CABITEL                            -           -          -          -          -            762       -           -          -
ESTRATEGIAS TELEFONICAS            -            538       -          -          -           -          -           -          -
MAPTEL                             -         19,626       -          -          -           -          -          5,418      5,559
TELFISA                            -      6,248,862       -          -          -        216,624 10,209,194        -          -
T. SERV. MOV.(TS-1)               8,710      69,874       -          -          -           -          -           -          -
T.S.I.P.                         10,654     334,696      6,986       -          -           -          -           -          -
T.S.S.                             -           -          -          -          -           -          -           -         3,250
T.S.A.I.                           -           -          -          -          -           -          -           -            77
TELEFON.INTER. DE ESPANA, S.A.     -           -          -          -          -           -          -           -           547
TELEFONICA SISTEMAS, S.A.        18,816       4,988       -           780       -            203       -           -          -
TELYCO                             -           -          -          -          -            458       -           -            61

SINTEL GROUP
DEPENDENT COMPANIES:               -           -          -         3,114       -         13,711     65,339        -           -
SINTELAR                           -           -          -          -          -            813       -           -           -
SINTEL VENEZUELA                   -           -          -          -          -           -        65,339        -           -
SINTEL PERU                        -           -          -         3,114       -         12,898       -           -           -
- -----------------------------------------------------------------------------------------------------------------------------------
Total                         1,145,317  15,742,644    373,701  2,678,947  2,134,122     234,934 10,274,533    1,458,818      9,494
===================================================================================================================================

                         In Thousands of Pesetas
                                               Assets                              Liabilities
                                          Receivable from                     Short-Term               Provisions
                                Receivable  Associated                  Loans to     Payable       for
                                  from       Companies   Advances      Associated      for      Short-Term
                                Associated  for Accrued    to          Companies   Purchases    Financial
                                Companies    Billings   Suppliers                 or services  Investments
SINTEL GROUP
ASSOCIATED COMPANIES:
COTRONIC, S.A.                        -           -        57,810             -      171,028          -
INALCA, S.A.                        14,429       2,851      2,315             -       15,165          -
INCOSA, S.A.                          -           -        75,113             -      208,610          -
SIST. AVANZAD. DE CONTROL, S.A.       -           -         2,129          307,434    20,217       307,434
SERVICIOS 2.000 A.I.E.                  46        -          -                -         -             -
- ------------------------------------------------------------------------------------------------------------
Total                               14,475       2,851    137,367          307,434   415,020       307,434
============================================================================================================

1994
In Thousands of Pesetas

                                                    Expenses                                 Revenues
                                          Work     Outside    Interest   Other Current            Financial
                             Purchases  Performed  Services  Payable on   Operating     Sales     Revenues
                               from        by        from      Debt to     Expenses       to        from
                               Group      Group      Group      Group        Group      Group       Group
                             Companies  Companies  Companies  Companies    Companies   Companies  Companies
TELEFONICA                        -          -          -       117,058     323,581    22,037,213   214,743
                             ----------- ----------- --------  ---------  ----------   ----------- ---------

TELEFONICA SUBSIDIARIES:         3,625     66,258    108,147    867,877     149,839       761,055      -
                             ----------- ----------- --------  ---------  ----------   ----------- ---------
TELEFONICA INTERNACIONAL          -          -         4,758       -           -             -         -
ANTARES                           -          -          -          -        120,199          -         -
PLEYADE INDUSTRIAL                -          -        94,510       -           -             -         -
CABITEL                           -         1,091       -          -           -             -         -
ESTRATEGIAS TELEF.                -          -          -          -           -              817      -
MAPTEL                            -          -          -          -           -           76,185      -
PLAYA MADRID                      -          -          -          -         29,640          -         -
MENSATEL                          -          -           607       -           -             -         -
ST & HILO                         -          -           207       -           -             -         -
T.S.I.P.                          -          -          -          -           -          496,424      -
T.S.A.I.                          -          -            67       -           -             -         -
TELEFONICA SISTEMAS, S.A.         -        65,098      7,945       -           -           51,954      -
TELFISA                           -          -          -       867,877        -             -         -
TELYCO, S.A.                       741       -            53       -           -             -         -
TSM                                 58       -          -          -           -          131,779      -
TSS                              2,826       -          -          -           -            3,896      -
TSC                               -            69       -          -           -             -         -
- ------------------------------------------------------------------------------------------------------------
Total                            3,625     66,258    108,147    984,935     473,420    22,798,268   214,743
============================================================================================================

                                          In Thousands of Pesetas
                                        Expenses            Revenues
                                     Purchases and       Sales and Services
                                   Outside Services         Rendered

TELEFONICA GROUP ASSOCIATED COMPANIES:   1,097                  447
                                      ---------            ---------
ERITEL                                     450                  447
TELECOM. VALLES                            647                 -

SINTEL GROUP ASSOCIATED COMPANIES:     721,299               34,997
                                      ---------            ---------
COTRONIC, S.A.                         337,798                 -
INALCA, S.A.                            28,771               27,111
INCOSA, S.A.                           302,229                7,886
SISTEMAS AVANZADOS DE CONTROL, S.A.     52,501                 -
                                      ---------            ---------
Total                                  722,396               35,444
                                      =========            =========
     No bad debt allowance has been recorded in the accompanying balance sheets as of December 31, 1995 and 1994, for accounts receivable from Group companies.

18.3 Labor force

      The detail of the Sintel Group's average number of employees in 1995 and 1994 and of the personnel expenses is as follows:

                                       1995        1994

Managers and graduates                  442         448
Nongraduate technicians                 699         632
Clerical staff, messengers, etc.        410         407
Manual workers                        2,586       2,426
                                    --------     -------
  Total                               4,137       3,913
                                    ========     =======
                                        In Thousands of Pesetas
  Personnel expenses                1995          1994          1993

Wages and salaries              11,241,251    12,317,539    12,899,024
Employee welfare expenses        3,305,196     3,375,652     3,609,402
Other personnel expenses         1,830,190       649,684       700,122
                               ------------  ------------  ------------
                                16,376,637    16,342,875    17,208,548

Lump-sum payment                 2,844,651       588,249     2,763,000
Annuity                            156,157          -             -
                               ------------  ------------  ------------
Termination indemnities          3,000,808       588,249     2,763,000
Relocations                        221,925          -             -
Processing of terminations for
permanent disability (Medicalia)    77,675          -             -
Provision for early retirements    529,524          -             -
                               ------------  ------------  ------------
Restructuring cost               3,829,932       588,249     2,763,000
                               ------------  ------------  ------------
Total                           20,206,569    16,931,124    19,971,548
                               ============  ============  ============
18.4 The breakdown of the balances of "Extraordinary Expenses and Losses" and "Extraordinary Revenues" is as follows:

                                       In Thousand of Pesetas
Extraordinary expenses             1995          1994        1993

Tax assessments                     58,350          -             -
Spanish Employment Institute
  (INEM) courses                      -           11,906          -
Other extraordinary expenses       222,868       161,560          -
                               ------------  ------------  ------------
Total                              281,218       173,466       586,673
                               ============  ============  ============
                                        In Thousands of Pesetas
Extraordinary revenues               1995          1994          1993

Refund from insurance company       44,518          -             -
Provisions released                 92,000          -           10,336
Other extraordinary revenues       208,313          -           38,756
                               ------------  ------------  ------------
Total                              344,831          -           49,092
                               ============  ============  ============

     The Parent Company continued the labor force restructuring process which gave rise to the termination with indemnity payments of 413 employees in 1995, at a cost of Ptas. 2,844,651,000, and to the termination of 18 employees with future pension plan commitments amounting to Ptas. 156,157,000.

     Also, as of December 31, 1995, management of the Parent Company reached an agreement with the workers' representatives for the early retirement of 35 employees in 1996 through 1999. A provision of approximately Ptas. 529,524,000 was recorded in 1995 in this connection, of which Ptas.
     379,496,000 were included under the "Accrued liabilities - Long term" caption (see Note 12) and Ptas. 150,028,000 under the "Accruel liabilities
     - Short term" caption, based on maturity.

     There were 91 terminations with indemnity payments at the Parent Company in 1994, the cost of which amounted to approximately Ptas. 588,249,000.

18.5 Individual company result

     The contribution of each consolidated company to the loss for 1995 and 1994 is as follows:

                            Thousands of Pesetas
                                    1995

                Consolidated   Income (Loss)   Total (Loss)
                (Loss) Income  Attributed to  Income for the
                                  Minority         Year
                                 Interests
Sintel             (2,337,636)           -     (2,337,636)
Sintelar             (163,750)       81,875       (81,875)
Sietel                287,743            -        287,743
Servicios 2.000        (6,102)           -         (6,102)
Sintel Venezuela      (19,333)           -        (19,333)
Sintel Peru           271,198      (168,143)      103,055
Cotronic               57,661       (28,254)       29,407
Incosa                 80,090       (39,164)       40,926
Sinaben Multimedia        306             -           306
                   -----------     ----------  -----------
    Total          (1,829,823)      (153,686)  (1,983,509)
                   ===========     ==========  ===========
NOTE 19. OTHER INFORMATION

19.1 Directors' remuneration

      The overall remuneration paid to the directors of Sintel, S.A. for discharging their functions at the various Group and associated companies amounted to approximately Ptas. 25,972,000 in 1995 and Ptas. 22,359,000 in 1994.

    One of the directors of the Parent Company has availed himself, as an employee of SINTEL, S.A., of the pension plan for SINTEL employees, under the same conditions as those applicable to other employees. The pension plan contributions (annual cost) for this director amounted to Ptas. 386,666 in 1995 and Ptas. 383,399 in 1994.

     The Parent Company granted no loans to the Board members and provided no guarantees for them.

19.2      Future prospects

      As a result of the extraordinary losses arising from the labor force restructuring, the Parent Company incurred significant losses in 1995, although income was obtained from ordinary activities.

      Management forecasts for 1996 sustained sales which, together with the effects of the 1995 restructuring, would enable the Parent Company to return to a profit-making situation.

      However, the Parent Company's business activities and operations largely depend on its future financial capacity, backed by the financing received through Telfisa (see Note 14), and on the sales to its major customer and sole shareholder, Telefonica de Espana, S.A. (see Note 18.2).

NOTE 20. ADDITIONAL INFORMATION


     The Sintel Group's consolidated loss for the years ended December 31, 1995, 1994 and 1993, is as follows according with the US GAAP format:


                                            In Thousands of Pesetas

                                         1995           1994           1993
Net sales                              47,031,888    43,455,710    46,676,608
Cost of sales                         (36,743,602)  (35,274,388)  (38,415,697)
                                      ------------  ------------  ------------
GROSS INCOME                           10,288,286     8,181,322     8,260,911
General  administrative and  selling
  expenses                             (7,466,198)   (7,452,575)   (6,587,120)
Restructuring cost                     (3,829,932)     (588,249)   (2,894,000)
                                      ------------  ------------  ------------
OPERATING (LOSS) INCOME                (1,007,844)      140,498    (1,220,209)
Other  revenues  (extraordinary  and
other)                                    484,386       298,072       322,440
Other  expenses  (extraordinary  and
other)                                   (230,475)     (223,861)      (17,872)
                                      ------------  ------------  ------------
(LOSS)  INCOME BEFORE  INTEREST  AND
TAXES                                    (753,933)      214,709      (915,641)
Financial revenues                        580,448     1,105,130       902,692
Financial expenses                     (2,477,463)   (2,015,091)   (2,733,509)
                                      ------------  ------------  ------------
INCOME BEFORE TAXES                    (2,650,948)     (695,252)   (2,746,458)
Corporate income tax                      821,125       252,527       566,213
Income    attributed   to   minority
interests                                (153,686)     (333,492)     (532,253)
                                      ------------  ------------  ------------
LOSS FOR THE YEAR                      (1,983,509)     (776,217)   (2,712,498)
                                      ============  ============  ============

Item 7(b) - Pro forma financial information

The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 31, 1996 reflects the financial position of the Company after giving effect to the April 30, 1996 acquisition of Sistemas e Instalaciones de Telecomunicacion, S.A. ("Sintel") , a former wholly owned subsidiary of Telefonica de Espana, S.A. ("Telefonica") as if the Sintel acquisition took place on March 31, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Continuing Operations for the fiscal year ended December 31, 1995 and the three months ended March 31, 1996 are presented as if the acquisition occurred on January 1, 1995 and are based on the results of continuing operations of the Company and Sintel for the year ended December 31, 1995 and the three months ended March 31, 1996. The pro forma adjustments include the sale of certain buildings by Sintel to Telefonica and the repayment by Telefonica of certain tax credits which occurred on April 1, 1996. These adjustments along with a capital contribution made by Telefonica to Sintel on March 28, 1996, are herein after referred to as the "Related Transactions".

The unaudited combined pro forma financial information is presented for illustrative purposes only, giving effect to the Sintel acquisition and Related Transactions, accounted for as a "purchase", as such term is used under generally accepted accounting principles. The unaudited combined pro forma financial information is not necessarily indicative of the future financial position or future results of continuing operations of the Company, or of the financial position or results from continuing operations of the Company that would have actually occurred had the transactions been in effect as of the date or for the periods presented. In addition, there are certain special charges, primarily severance costs, included in the operating results of Sintel totaling $30.2 million and $1.6 million for the year ended December 31, 1995 and for the three months ended March 31, 1996, respectively. The operating results of MasTec for the year ended December 31, 1995 include other special charges totaling $23.1 million relating to the write down of real estate and other non-operating investments held for sale to estimated net realizable value. It should also be noted that the Company's consolidated statement of operations will reflect the Sintel acquisition commencing on April 30, 1996, the closing date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes of the Company and Sintel.

Certain amounts reported in the Sintel historical consolidated financial information have been reclassified to conform with the MasTec presentations in the Unaudited Pro Forma Combined Balance Sheet and Statements of Continuing Operations. The historical consolidated financial statements of Sintel included in Item 7(a) above have been translated to U.S. dollars in accordance with Statement of Financial Accounting Standards No. 52 "Foreign Currency Translation" utilizing the exchange rate in effect at March 31, 1996 of 124 pesetas to $1 and the average exchange rate of 124 pesetas to $1 and 127 pesetas to $1 for the three month period ended March 31, 1996 and the year ended December 31, 1995, respectively.

                                    PRO FORMA FINANCIAL INFORMATION
                                               MasTec, INC.
                                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                          as of March 31, 1996
                                               (unaudited)
                                     (Dollars and shares in thousands )

                                                  MasTec          Sintel     Pro forma           Combined
                                                                            Adjustments  1,2     Pro forma
ASSETS
Current assets
   Cash and cash equivalents                       $1,414       $5,788      ($5,323)    5          $1,879
   Accounts receivable-net                         59,859      255,617      (27,999)    5         287,477
   Notes receivable                                25,829                                          25,829
   Inventories                                      3,469        9,678       (1,398)    5          11,749
   Deferred and refundable income taxes             2,168                                           2,168
   Real estate investments                         10,886                                          10,886
   Investment in discontinued operations            6,622                                           6,622
   Other                                            1,916        1,972         (833)    5           3,055
                                                 ---------    ---------    ---------             ---------
    Total current assets                          112,163      273,055      (35,553)              349,665

    Property-net                                   44,945       17,062       (8,824)    3(a),5     53,183

Investment in unconsolidated subsidiaries          17,594        2,582        6,427     5          26,603
Long term investments                               1,770        9,424       (6,819)    3(d),5      4,375
Other assets                                        8,137          848        2,989     2,5        11,974

                                                 ---------    ---------    ---------             ---------
    TOTAL ASSETS                                 $184,609     $302,971     ($41,780)             $445,800
                                                 =========    =========    =========             =========

                                    PRO FORMA FINANCIAL INFORMATION
                                               MasTec, INC.
                                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                          as of March 31, 1996
                                               (unaudited)
                                     (Dollars and shares in thousands )

                                                  MasTec          Sintel     Pro forma           Combined
                                                                            Adjustments  1,2     Pro forma
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Current maturities of debt                     $35,669      $81,590       $1,907     4,5      $119,166
   Accounts payable                                15,114      129,230      (18,835)    5         125,509
   Accrued income taxes                             2,846                     2,118     3(b)        4,964
   Other                                           14,844       13,949        9,751     2,4        38,544
                                                 ---------    ---------    ---------             ---------
    Total current liabilities                      68,473      224,769       (5,059)              288,183

Deferred income taxes                               6,444                                           6,444
Accrued insurance                                   8,057                                           8,057
Accrued pension                                                 14,178                             14,178
Other liabilities                                   3,811        8,201         (196)    5           1,816
                                                 ---------    ---------    ---------             ---------
    Total other liabilities                        18,312       22,379         (196)               40,495

Minority interest                                                8,345       (7,016)    5           1,329

Long-term debt                                     33,990        5,517       12,452     3(e),4     51,959
Convertible subordinated debentures                 9,625                                           9,625
                                                 ---------    ---------    ---------             ---------
  Total long-term debt                             43,615        5,517       12,452                61,584

Shareholders' equity
   Common stock                                     2,643       49,194      (49,194)    6           2,643
   Capital surplus                                134,187                                         134,187
   Retained earnings                                9,344       (7,233)       7,233     3(c),6      9,344
   Accumulated translation adjustments                  3                                               3
   Treasury stock                                 (91,968)                                        (91,968)
                                                 ---------    ---------    ---------             ---------
    Total shareholders' equity                     54,209       41,961      (41,961)               54,209

                                                 ---------    ---------    ---------             ---------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $184,609     $302,971     ($41,780)             $445,800
                                                 =========    =========    =========             =========

                                PRO FORMA FINANCIAL INFORMATION
                                          MasTec, INC.
                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                   OF CONTINUING OPERATIONS
                             for the three months ended March 31, 1996
                                          (unaudited)
                     (Dollars and shares in thousands except per share amounts)

                                                 MasTec      Sintel      Pro forma              Combined
                                                  1996        1996      Adjustments   1,2       Pro forma

Revenue                                        $  62,547  $  82,422    $ (21,207)      5        $ 123,762
Costs of revenue                                  47,330     62,478      (16,755)      5           93,053
                                               ---------- ----------   ----------               ----------
Gross profit                                      15,217     19,944       (4,452)                  30,709
General and administrative                         6,478     11,481       (3,001)      5           14,958
Depreciation and amortization                      2,262      1,228         (445)      5,7(b)       3,045
                                               ---------- ----------   ----------               ----------
  Operating income                                 6,477      7,235       (1,006)                  12,706

Interest expense                                   1,677      4,244         (915)      5,7(a)       5,006
Interest  and dividend income                       (839)      (259)         219       5             (879)
Other (income) expense ,net                           (8)     1,772       (1,821)      5              (57)
Special charges                                        0      1,561                                 1,561
                                               ---------- ----------   ----------               ----------
   Income (loss) before income taxes               5,647        (83)       1,511                    7,075
Equity in earnings
     of unconsolidated companies                     366        561         (533)      5              394
Provision (benefit) for income taxes               2,323        (29)         178       7(c)         2,472
Minority interest                                      5        118         (468)      5             (345)

                                               ---------- ----------   ----------               ----------
   Income (loss) from continuing operations    $   3,695  $     625    $     332                $   4,652
                                               ========== ==========   ==========               ==========

Average shares outstanding                        16,155                                           16,155

 Earnings(loss) per share from continuing
   continuing operations                       $    0.23                                        $    0.29
                                               ==========                                       ==========

                                   PRO FORMA FINANCIAL INFORMATION
                                            MasTec, INC.
                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                      OF CONTINUING OPERATIONS
                               for the year ended December 31, 1995
                                              (unaudited)
                   (Dollars and shares in thousands except per share amounts)

                                                MasTec       Sintel     Pro forma                Combined
                                                                       Adjustments     1,2       Pro forma
Revenue                                        $ 174,583  $ 370,330    $(114,828)      5        $ 430,085
Costs of revenue                                 130,762    289,320      (96,187)      5          323,895
                                               ---------- ----------   ----------               ----------
Gross Profit                                      43,821     81,010      (18,641)                 106,190

General and administrative                        19,081     53,968      (14,327)      5           58,722
Depreciation and amortization                      6,913      4,821       (1,628)      5,7(b)      10,106
                                               ---------- ----------   ----------               ----------
Operating  income                                 17,827     22,221       (2,686)                  37,362

Interest expense                                   4,954     19,508       (5,199)      5,7(a)      19,263
Interest and dividend income                      (3,349)    (2,350)       1,357       5           (4,342)
Other income, net                                 (2,028)    (1,999)         337       5           (3,690)
Special charges                                   23,086     30,157                                53,243
                                               ---------- ----------   ----------               ----------
(Loss) income before income taxes                 (4,836)   (23,095)         819       5          (27,112)
Equity in earnings (losses) of unconsolidated
   companies                                        (300)     2,220          167       5            2,087
(Benefit) provision for income taxes              (1,835)    (6,466)         405       5,7(c)      (7,896)
Minority interest                                    161     (1,210)         679       5             (370)
                                               ---------- ----------   ----------               ----------
(Loss) income from continuing operations       $  (3,140) $ (15,619)      $1,260                $ (17,499)
                                               ========== ==========     ========               ==========
Average shares outstanding                        16,046                                           16,046

Loss per share
  from continuing operations                   $   (0.20)                                       $   (1.09)
                                               ==========                                       ==========

Notes to Unaudited Pro Forma Combined Financial Information

1. Terms of the Acquisition- On April 30, 1996 (the closing date), MasTec purchased all of the outstanding stock of Sintel from Telefonica for Spanish Pesetas ("Pesetas") 4.9 billion (US$39.5 million at an exchange rate of 124 Pesetas to $1 U.S. dollar). An initial payment of Pesetas 650 million (US $5.2 million) was made on April 30, 1996, a second payment of Pesetas 650 million
(US $5.2 million) is due December 31, 1996 and the balance of the purchase price, Pesetas 3.6 billion (US$ 29.1 million), is due to be paid in two equal installments at year-end 1997 and 1998. As part of the purchase and sale agreement, Telefonica made a capital contribution of Pesetas 3 billion (US$ 24.2 million) on March 28, 1996 and on April 1, 1996 purchased several buildings for Pesetas 1.5 billion (US$ 12 million ) and repaid tax credits previously utilized by Telefonica of Pesetas 581 million (US$ 4.7 million). The capital contribution, sale of buildings and repayment of tax credits are herein referred to as the Related Transactions. The proceeds generated by the Related Transactions totaling US$ 41 million were used to reduce Sintel's outstanding debt.

2. Purchase Price Allocation-The purchase price of $39.5 million plus expenses of $ 162,000 have been allocated to the estimated fair value of acquired assets and assumed liabilities after taking into consideration the Related Transactions previously described. Managements' preliminary estimate of fair value approximated that of the carrying value of the net assets acquired as of March 31, 1996 after reflecting a reserve for involuntary employee termination benefits of $ 9.5 million and the resulting deferred tax asset of $3.4 million. The final allocation will be contingent upon final assessment of the fair value of the net assets acquired. The allocation reflects management's best estimate based upon currently available information and significant differences from that currently presented are not expected.

3.Related Transaction Adjustments-The following adjustments have been made to reflect all of the Related Transactions which were consummated on April 1, 1996. No adjustment has been made regarding the capital contribution of $24.2 million as this transaction is reflected in Sintel's March 31, 1996 Consolidated Balance Sheet (see Note 1) ( dollars in thousands):

3a)To reduce property, at cost, net of accumulated depreciation
     to reflect sale to Telefonica                                    $  5,948
3b)To record taxes payable related to gain of $6,052 on sale of
     property to Telefonica                                           $  2,118
3c)To record net gain on sale of property                             $  3,934
3d)To reduce long term investments to reflect the repayment by
     Telefonica of tax credits utilized by Telefonica in prior
     periods                                                          $  4,648
3e)To reduce Sintel's long term debt with the proceeds from the sale
      of buildings and repayment of tax credits                       $ 16,648

4. Purchase Price Payment and Financing Adjustments-To record $5.2 million dollar payment made to Telefonica on the closing date in accordance with the terms of the purchase and sale agreement, which was assumed to be financed by MasTec for purposes of the pro forma adjustments, the financing by Telefonica of the balance of the purchase price ( $34.3 million of which $5.2 million is current and $29.1 million is long term ) and $162,000 in anticipated expenses.

5.Adjustments related to Equity Method Accounting- Although the Company exercises control over the daily operations of Sintelar and Sintel Peru ( 50% and 38% ownership, respectively), as a result of the acquisition, Sintel no longer has an indirect holding in these entities ( see Note 1 to Sintel's Consolidated Financial Statements). Accordingly, the following adjustments have been made to reflect the investment in Sintelar and Sintel Peru under the equity method of accounting:
                                   March 31, 1996
Reduce :
Cash and cash equivalents               $    5,323
Accounts receivable                         27,999
Inventories                                  1,398
Other current assets                           833
Property-net                                 2,876
Long term investments                        2,171
Other assets                                   366
Accounts payable and accrued expenses       18,835
Current portion of long term debt            8,493
Other liabilities                              196
Minority interest                            7,016
Increase:
Investment in unconsolidated companies       6,427

                                   Three months ended  Year ended
                                   March 31, 1996 December 31, 1995
Reduce:
Revenue                            $    21,207    $    114,828
Costs of revenue                        16,755          96,187
General and administrative expenses      3,001          14,327
Depreciation and amortization              392           1,345
Interest expense                           459           3,548
Interest income                            219           1,357
Other expense (income), net              1,821             337
Adjust:
Equity in earnings (losses) of
     unconsolidated companies              533            (167)
Provision (benefit) for income taxes         0             268
Minority interest                          468           ( 679)

6. Elimination of Sintel equity.

7. Pro Forma Income Statement Adjustments- The Company's pro forma income statement data for the three months ended March 31, 1996 and the year ended December 31, 1995 presents the effects of the Sintel acquisition and Related Transactions as if they occurred as of January 1, 1995, including:

                                               Three months
                                                   ended        Year ended
                                              March 31, 1996 December 31, 1995

a.The Pro Forma adjustments to interest expense
     are as follows:
     To reduce interest expense resulting from the
     cash received ($41 million) from the Related
     Transactions (see Note 1)
     ( at 9.6 % for 1996 and 10.2% for 1995)         $ (983)     $ (4,081)
     To record interest expense related to debt
     incurred in connection with the Sintel
     acquisition ( see Note 4) ( at  6.2% per annum)    527         2,430

     Total pro forma interest expense adjustment     $ (456)     $ (1,651)
                                                     =======       =======
b. Decrease in depreciation expense related to the
buildings sold to Telefonica (see Note 3)            $ ( 53)     $   (283)
                                                     =======       =======
c. To record tax effect related to the interest and
 depreciation adjustments reflected above            $  178       $   673
                                                     =======       =======

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 1996
                                   MASTEC, INC.

                                   /s/ Edwin D. Johnson
                                   ___________________________
                                   Edwin D. Johnson
                                   Senior Vice President-
                                   Chief Financial Officer
                                   (Principal Financial Officer
                                    and Authorized Officer)